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                                THE MUNDER FUNDS

                       Supplement Dated January 21, 2004
                 To Statement of Additional Information ("SAI")
                             Dated October 31, 2003

The following paragraph is added at the end of the disclosure under the heading, "Additional Purchase, Redemption, Exchange and Conversion Information - Other Purchase and Redemption Information":

     Brokers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker will provide you with specific information about any processing or service fees you will be charged.

SUPSAI0104